Exhibit 99
DEARBORN BANCORP REPORTS SECOND QUARTER PROFIT
     DEARBORN, Michigan, July 19, 2011 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank (“Bank”), today reported a net income of $183,000 or $0.02 per fully diluted common share for the three months ended June 30, 2011 compared to a net loss of $13,629,000 or $(1.78) per share for the three months ended June 30, 2010. For the first half of 2011, the Company reported a net income of $337,000 or $0.04 per share compared to a loss of $12,501,000 or $(1.63) for the first half of 2010. The Company’s Shareholders’ Equity of $28,355,000 equates to a tangible book value of $3.69 per share compared to the market closing price of $1.17 on June 30, 2011. In accordance with regulatory capital guidelines, the Bank remains “undercapitalized” at June 30, 2011.
     At June 30, 2011 the Company’s total assets were $867,274,000 compared to $933,113,000 at June 30, 2010. Total loans were intentionally reduced from $783,032,000 to $697,523,000. Total deposits declined from $827,664,000 to $773,526,000. Cash and cash equivalents increased from $74,201,000 to $86,911,000, and securities available for sale increased from $46,507,000 to $62,781,000 from year to year. During the last year, the Company has continued to focus on strategically reducing loan balances to conserve capital while increasing the liquidity of the balance sheet.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “The Bank continues to generate solid core earnings. Second quarter 2011 earnings were $183,000 net after expenses of $1,641,000 in loan loss provision, $100,000 in write-downs of other real estate owned, $1,517,000 in defaulted loan expense and $720,000 in FDIC insurance premiums. Net charge-offs for the first half of 2011 declined to $3,931,000 compared to $15,454,000 for the first half for 2010. Non-performing loans remain unacceptably high at $128,151,000. Included in this category are $52,518,000 of restructured troubled debt loans which are current according to their restructured terms.”
     Mr. Ross continued, “The net interest margin grew to 4.00% for the quarter ended June 30, 2011 compared to 3.68% a year ago, primarily as a result of improved deposit pricing. Additionally, management continues to maintain tight control over operating expenses in the areas of wages, occupancy, marketing, stationery and supplies, data processing as well as certain discretionary expenses.”
     Ross concluded, “We are beginning to see the results of declining Michigan unemployment which is now at 10.30% at May 31, 2011 down from 14.6% as of December 31, 2009. While we are showing some positive signs in 2011, the determining factor as to whether the Company can be solidly profitable in future quarters remains dependent upon the appraised value of collateral and level of charge-offs and write-downs. In that regard, we have yet to see stabilization occur. Thus, our primary concerns for 2011 are the recovery of the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in our loan portfolio.”

     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 15 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.

Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Unaudited		Unaudited
(Dollars, in thousands)	6/30/2011	12/31/2010	6/30/2010
ASSETS
Cash and cash equivalents
Cash and due from banks	$8,021	$6,645	$7,088
Federal funds sold	55	55	57
Interest bearing deposits with banks	78,835	87,075	67,056

Total cash and cash equivalents	86,911	93,775	74,201

Mortgage loans held for sale	—	353	1,169
Securities available for sale	62,781	54,811	46,507
Federal Home Loan Bank stock	3,514	3,605	3,698
Loans
Loans	697,523	735,851	783,032
Allowance for loan losses	(27,076)	(27,971)	(31,574)

Net loans	670,447	707,880	751,458

Premises and equipment, net	18,764	19,195	19,724
Real estate owned	20,546	21,502	23,976
Accrued interest receivable	3,094	3,286	3,181
Other assets	1,217	11,277	9,199

Total assets	$867,274	$915,684	$933,113

LIABILITIES
Deposits
Non-interest bearing deposits	$103,368	$88,266	$91,447
Interest bearing deposits	670,158	723,835	736,217

Total deposits	773,526	812,101	827,664

Other liabilities
Federal Home Loan Bank advances	53,668	63,716	63,799
Accrued interest payable	1,093	1,056	941
Other liabilities	632	1,852	746
Subordinated debentures	10,000	10,000	10,000

Total liabilities	838,919	888,725	903,150

STOCKHOLDERS’ EQUITY
Common stock — no par value 100,000,000 shares authorized, 7,683,940 shares at 6/30/11, 7,685, 706 shares at 12/31/10 and 7,685,705 shares at 6/30/10	132,262	132,083	131,991
Retained earnings	(103,761)	(104,099)	(102,350)
Accumulated other comprehensive income (loss)	(146)	(1,025)	322

Total stockholders’ equity	28,355	26,959	29,963

Total liabilities and stockholders’ equity	$867,274	$915,684	$933,113

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended		Six Months Ended
(In thousands, except share data)	6/30/2011	6/30/2010	6/30/2011	6/30/2010
Interest income
Interest on loans	$10,107	$11,536	$20,476	$23,314
Interest on securities, available for sale	410	157	852	325
Interest on deposits with banks	158	64	295	101
Interest on federal funds	—	—	—	1

Total interest income	10,675	11,757	21,623	23,741

Interest expense
Interest on deposits	1,868	2,925	3,987	6,468
Interest on other liabilities	204	376	464	762

Total interest expense	2,072	3,301	4,451	7,230

Net interest income	8,603	8,456	17,172	16,511
Provision for loan losses	1,641	11,803	3,036	11,903

Net interest income (loss) after provision for loan losses	6,962	(3,347)	14,136	4,608

Non-interest income
Service charges on deposit accounts	320	380	638	723
Fees for other services to customers	30	49	65	85
Gain on the sale of loans	48	66	70	124
Gain on the sale of securities	—	—	—	69
Gain (loss) on the sale of real estate owned	(116)	43	(192)	32
Loss on the write-down of real estate owned	(100)	(3,693)	(426)	(4,349)
Other income	98	78	200	180

Total non-interest income (loss)	280	(3,077)	355	(3,136)

Non-interest expense
Salaries and employee benefits	3,091	3,078	6,281	6,197
Occupancy and equipment expense	727	777	1,509	1,631
Amortization of intangible expense	—	—	—	—
FDIC assessment	720	1,125	1,670	2,075
Advertising and marketing	42	33	75	60
Stationery and supplies	98	75	177	147
Professional services	223	306	436	472
Data processing	183	174	377	360
Defaulted loan expense	1,517	1,054	2,697	2,089
Other operating expenses	458	583	932	942

Total non-interest expense	7,059	7,205	14,154	13,973

Income (loss) before federal income tax expense	183	(13,629)	337	(12,501)
Income tax expense (benefit)	—	—	—	—

Net income (loss)	$183	$(13,629)	$337	$(12,501)

Per share data:
Net income (loss) — basic	0.02	(1.78)	0.04	(1.63)
Net income (loss) — diluted	0.02	(1.78)	0.04	(1.63)

Weighted average number of shares outstanding — basic	7,645,940	7,645,940	7,645,940	7,645,940
Weighted average number of shares outstanding — diluted	7,652,211	7,645,940	7,655,549	7,645,940

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
EARNINGS SUMMARY
Net interest income	$8,603	$8,569	$8,818	$8,750	$8,456
Provision for loan loss	$1,641	$1,395	$3,575	$500	$11,803
Total non-interest income	$280	$75	$(888)	$18	$(3,077)
Total non-interest expense	$7,059	$7,095	$7,022	$7,537	$7,205
Income taxes (benefit)	$0	$0	$(288)	$100	$0
Net income (loss)	$183	$154	$(2,379)	$631	$(13,629)
Basic earnings per share	$0.02	$0.02	$(0.31)	$0.08	$(1.78)
Diluted earnings per share	$0.02	$0.02	$(0.31)	$0.08	$(1.78)

MARKET DATA
Book value per share	$3.69	$3.51	$3.51	$3.92	$3.90
Tangible book value per share	$3.69	$3.51	$3.51	$3.92	$3.90
Market value per share	$1.17	$1.42	$1.65	$1.79	$1.87
Average basic common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Average diluted common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Period end common shares	7,683,940	7,685,706	7,685,705	7,685,705	7,685,705

PERFORMANCE RATIOS
Return on average assets	0.08%	0.07%	-1.02%	0.27%	-5.67%
Return on average equity	2.53%	2.21%	-29.72%	7.92%	-123.92%
Net interest margin (FTE)	4.00%	3.96%	3.93%	3.89%	3.68%
Efficiency ratio	77.58%	78.43%	74.47%	77.18%	79.80%

ASSET QUALITY
Net charge-offs (YTD)	$3,931	$1,395	$23,132	$17,697	$15,454
Nonperforming loans	$128,151	$120,688	$115,090	$112,000	$113,676
Other real estate	$20,546	$22,120	$21,502	$25,043	$23,976
Nonperforming loans to total loans	18.37%	16.80%	15.64%	14.72%	14.52%
Nonperforming assets to total assets	17.15%	15.92%	14.92%	14.95%	14.75%
Allowance for loan loss to total loans	3.88%	3.89%	3.80%	3.92%	4.03%

CAPITAL & LIQUIDITY
Average equity to average assets	3.31%	3.12%	3.42%	3.41%	4.58%
Tier 1 capital to risk weighted assets	5.28%	5.20%	4.91%	4.96%	4.63%
Total capital to risk weighted assets	6.53%	6.49%	6.19%	6.24%	6.07%
Loan to deposit ratio	90.17%	90.43%	90.61%	93.98%	94.61%
Loan to funding ratio	84.32%	83.72%	84.02%	87.12%	87.84%

END OF PERIOD BALANCES
Total portfolio loans	$697,523	$718,187	$735,851	$760,683	$783,032
Earning assets	$842,708	$871,514	$881,750	$881,847	$901,519
Total assets	$866,274	$896,994	$915,684	$916,731	$933,113
Deposits	$773,526	$794,153	$812,101	$809,418	$827,664
Total shareholders’equity	$28,355	$26,994	$26,959	$30,154	$29,963

AVERAGE BALANCES
Total portfolio loans	$706,189	$729,132	$750,443	$772,662	$801,464
Earning assets	$861,733	$880,384	$893,065	$892,406	$926,477
Total assets	$887,428	$907,609	$928,838	$926,017	$963,919
Deposits	$786,602	$802,646	$820,714	$818,691	$844,001
Total shareholders’equity	$29,364	$28,278	$31,761	$31,593	$44,114

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10
ASSETS
Cash and cash equivalents
Cash and due from banks	$8,021	$7,454	$6,645	$7,136	$7,088
Federal funds sold	55	55	55	56	57
Interest bearing deposits with banks	78,835	95,801	87,075	70,216	67,056

Total cash and cash equivalents	86,911	103,310	93,775	77,408	74,201

Mortgage loans held for sale	—	749	353	572	1,169
Securities	62,781	53,117	54,811	46,622	46,507
Federal Home Loan Bank stock	3,514	3,605	3,605	3,698	3,698
Loans
Loans	697,523	718,187	735,851	760,683	783,032
Allowance for loan loss	(27,076)	(27,971)	(27,971)	(29,831)	(31,574)

Net loans	670,447	690,216	707,880	730,852	751,458

Bank premises and equipment, net	18,764	18,969	19,195	19,415	19,724
Other real estate	20,546	22,120	21,502	25,043	23,976
Other intangible assets	—	—	—	—	—
Accrued interest receivable	2,094	3,310	3,286	3,301	3,181
Other assets	1,217	1,598	11,277	9,820	9,199

Total assets	$866,274	$896,994	$915,684	$916,731	$933,113

LIABILITIES
Deposits
Non-interest bearing deposits	$103,368	$95,076	$88,266	$87,205	$91,447
Interest bearing deposits	670,158	699,077	723,835	722,213	736,217

Total deposits	773,526	794,153	812,101	809,418	827,664

Other liabilities
Federal Home Loan Bank advances	53,668	63,668	63,716	63,716	63,799
Other liabilities	632	1,100	1,692	972	942
Accrued interest payable	1,093	1,079	1,216	2,471	745
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	838,919	870,000	888,725	886,577	903,150

Total stockholders’ equity	28,355	26,994	26,959	30,154	29,963

Total liabilities and stockholders’ equity	867,274	896,994	915,684	916,731	933,113

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

	Quarter ended
(Dollars, in thousands)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
INTEREST INCOME
Interest on loans, including fees	$10,107	$10,369	$11,026	$11,328	$11,536
Interest on other earning assets	568	579	487	391	221

Total interest income	10,675	10,948	11,513	11,719	11,757

INTEREST EXPENSE
Interest on deposits	1,868	2,119	2,381	2,578	2,925
Interest on other liabilities	204	260	314	391	376

Total interest expense	2,072	2,379	2,695	2,969	3,301

Net interest income	8,603	8,569	8,818	8,750	8,456
Provision for loan loss	1,641	1,395	3,575	500	11,803

Net interest income (loss) after provision for loan loss	6,962	7,174	5,243	8,250	(3,347)

NON-INTEREST INCOME
Deposit service charges	350	353	388	401	429
Gain on the sale of loans	48	22	101	54	66
Loss on the sale or write-down of real estate	(216)	(402)	(1,499)	(998)	(3,650)
Other	98	102	122	561	78

Total non-interest income (loss)	280	75	(888)	18	(3,077)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,091	3,190	3,189	3,050	3,078
Occupancy and equipment expense	727	782	767	857	777
Other expense	3,241	3,123	3,066	3,630	3,350

Total non-interest expense	7,059	7,095	7,022	7,537	7,205

Income (loss) before income tax provision	183	154	(2,667)	731	(13,629)
Income tax provision (benefit)	—	—	(288)	100	—

Net income (loss)	$183	$154	$(2,379)	$631	$(13,629)

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	June 30
Category	2011	2010
Non-interest bearing
Demand	$103,368	$91,446

Interest bearing
Interest Checking	$72,855	$79,195
Money market	56,321	57,476
Savings	42,951	43,343
Time, under $100,000	233,600	287,761
Time, $100,000 and over	264,431	268,443

	670,158	736,218

	$773,526	$827,664

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Troubled debt restructuring	$56,922	$48,499	$48,527	$39,714	$38,530
Loans over 90 days past due and still accruing	1,463	236	—	—	—
Non-accrual loans	69,766	71,953	66,563	72,286	75,146

Total non-performing loans	128,151	120,688	115,090	112,000	113,676
Other real estate and other repossessed assets	20,546	22,120	21,502	25,043	23,976

Total non-performing assets	$148,697	$142,808	$136,592	$137,043	$137,652

Net charge-offs (year to date)	$3,931	$1,395	$23,132	$17,697	$15,454
Allowance for loan losses	27,076	27,971	27,971	29,831	31,574
ASSET QUALITY RATIOS

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Non-accrual loans to total loans	10.00%	10.02%	9.05%	9.50%	9.60%
Non-performing loans to total loans	18.37%	16.80%	15.64%	14.72%	14.52%
Non-performing assets to total assets	17.15%	15.92%	14.92%	14.95%	14.75%
Loans over 90 days past due and still accruing to total loans	0.21%	0.03%	—%	—%	—%
Net charge-offs to average loans	0.55%	0.19%	2.94%	2.21%	1.90%
Allowance for loan losses to non-performing loans	21.13%	23.18%	24.30%	26.63%	27.78%
Allowance for loan losses to non-performing assets	18.21%	19.59%	20.48%	21.77%	22.94%
Allowance for loan losses to total loans	3.88%	3.89%	3.80%	3.92%	4.03%

Dearborn Bancorp, Inc.
Loan Information at June 30, 2011

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/11	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$24,054	$22,067	$0	$36	$0	$1,951	$1,018	$317	$55
Commercial Loans	102,115	78,188	5,546	5,247	0	13,134	5,152	1,319	3,383
Land Development — Residential	19,522	6,789	1,978	0	0	10,755	1,647	316	6,190
Land Development — Non Residential	9,272	2,385	4,000	958	0	1,929	1,849	0	1,969
Commercial Construction Loans — Residential	9,950	72	2,607	0	0	7,271	2,553	354	1,405
Commercial Construction Loans — Non Residential	13,749	1,962	11,544	0	0	243	1,337	58	1,314
Commercial Mortgage Loans	482,967	408,009	31,247	8,693	1,463	33,555	13,391	1,533	5,789
Residential Mortgage Loans	35,894	33,600	0	1,366	0	928	129	34	441

Totals	$697,523	$553,072	$56,922	$16,300	$1,463	$69,766	$27,076	$3,931	$20,546

Loan Information at March 31, 2011

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/11	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$25,477	$23,056	$0	$242	$0	$2,179	$1,258	$(8)	$114
Commercial Loans	106,859	86,091	5,071	2,080	0	13,617	5,943	125	3,310
Land Development — Residential	19,749	6,879	1,980	0	0	10,890	2,309	68	7,791
Land Development — Non Residential	9,596	3,422	4,000	231	0	1,943	1,813	0	1,760
Commercial Construction Loans — Residential	9,835	71	2,462	0	0	7,302	2,015	268	1,405
Commercial Construction Loans — Non Residential	13,222	1,420	11,544	0	0	258	2,179	58	1,314
Commercial Mortgage Loans	495,919	428,635	23,442	8,804	236	34,802	12,307	785	5,886
Residential Mortgage Loans	37,530	36,180	0	388	0	962	147	99	540

Totals	$718,187	$585,754	$48,499	$11,745	$236	$71,953	$27,971	$1,395	$22,120

Loan Information at December 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$25,871	$24,123	$0	$215	$0	$1,533	$1,115	$816	$114
Commercial Loans	121,015	100,252	5,600	1,475	0	13,688	6,571	6,055	3,125
Land Development — Residential	21,975	7,995	2,076	0	0	11,904	1,757	10,003	6,829
Land Development — Non Residential	9,970	4,236	0	4,000	0	1,734	972	300	1,786
Commercial Construction Loans — Residential	10,613	388	2,462	0	0	7,763	2,467	1,886	1,405
Commercial Construction Loans — Non Residential	12,568	706	11,545	0	0	317	2,674	36	1,314
Commercial Mortgage Loans	495,501	427,587	26,844	12,612	0	28,458	12,102	3,833	6,383
Residential Mortgage Loans	38,338	37,172	0	0	0	1,166	313	203	546

Totals	$735,851	$602,459	$48,527	$18,302	$0	$66,563	$27,971	$23,132	$21,502

Loan Information at September 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$27,391	$25,476	$0	$1,015	$0	$900	$586	$588	$114
Commercial Loans	126,573	104,470	5,780	2,728	0	13,595	7,937	3,643	2,695
Land Development — Residential	26,668	9,091	1,980	0	0	15,597	3,668	7,496	6,917
Land Development — Non Residential	9,374	8,056	0	0	0	1,318	863	300	1,786
Commercial Construction Loans — Residential	11,407	336	2,450	0	0	8,621	2,691	1,739	1,290
Commercial Construction Loans — Non Residential	17,370	14,170	3,200	0	0	0	1,985	36	1,948
Commercial Mortgage Loans	501,059	433,191	26,304	11,936	0	29,628	11,806	3,736	9,677
Residential Mortgage Loans	40,841	37,878	0	336	0	2,627	295	159	616

Totals	$760,683	$632,668	$39,714	$16,015	$0	$72,286	$29,831	$17,697	$25,043

Loan Information at June 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$28,017	$26,782	$0	$184	$0	$1,051	$1,176	$386	$114
Commercial Loans	134,199	108,465	6,916	4,684	0	14,134	5,037	2,664	2,012
Land Development — Residential	29,233	9,506	1,980	746	0	17,001	2,437	7,171	6,034
Land Development — Non Residential	9,427	8,108	0	0	0	1,319	1,815	300	1,786
Commercial Construction Loans — Residential	11,060	687	2,160	0	0	8,213	2,516	1,711	1,525
Commercial Construction Loans — Non Residential	17,935	14,402	3,200	0	0	333	4,413	36	2,869
Commercial Mortgage Loans	511,265	441,566	24,274	14,895	0	30,530	13,833	3,005	8,786
Residential Mortgage Loans	41,896	39,248	0	83	0	2,565	347	181	850

Totals	$783,032	$648,764	$38,530	$20,592	$0	$75,146	$31,574	$15,454	$23,976